10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period
"September 1, 2005 through August 31, 2006."

Fund
South Carolina Municipal Bond Fund
Security
Kershaw County Public Schools Foundation
Advisor
EIMCO
Transaction
 Date
6/2/2006
Cost
"$13,740,000 "
Offering Purchase
11.12%
Broker
Banc of America Securities LLC
Underwriting
Wachovia Securities


Fund
Florida High Income Municipal Bond Fund
Security
Long Island Power Authority
Advisor
EIMCO
Transaction
 Date
3/10/2006
Cost
"$10,000,000"
Offering Purchase
1.05%
Broker
"Goldman, Sachs & Co."
Underwriting
Syndicate
"Goldman, Sachs & Co."
UBS Securities LLC
Lehman Brothers
"A.G. Edwards & Sons, Inc."
"Wachovia Bank, National Association"


Fund
North Carolina Muncipal Bond Fund
Security
North Carolina Medical Care Commission
Advisor
EIMCO
Transaction
 Date
6/27/06
Cost
"$5,500,000"
Offering Purchase
21.00%
Broker
Ziegler Capital Markets Group
Underwriting
Syndicate
Ziegler Capital Markets Group
"Wachovia Bank, National Association"



Fund
North Carolina Municipal Bond Fund
Security
North Carolina Eastern Power
Advisor
EIMCO
Transaction
 Date
12/15/2005
Cost
"$15,000,000"
Offering Purchase
11.80%
Broker
Citigroup Global Markets
Underwriting
Syndicate
Citigroup
A.G. Edwards
Davenport & Company LLC
Merrill Lynch & Co.
Wachovia Securities


Fund
North Carolina Municipal Bond Fund
Security
"North Carolina, County of Dare"
Advisor
EIMCO
Transaction
 Date
12/16/2005
Cost
"$3,005,000"
Offering Purchase
5.300%
Broker
UBS Financial Services
Underwriting
Syndicate
UBS Financial Services
Wachovia Securities


Fund
Florida Municipal Bond Fund
Security
South Broward Hospital District
Advisor
EIMCO
Transaction
 Date
3/10/2006
Cost
"$3,250,000"
Offering Purchase
2.70%
Broker
UBS Securities LLC
Underwriting
Syndicate
UBS Securities LLC
"Wachovia Bank, National Association"
Estrada Hinojosa & Company
Siebert Brandford Shank &Co.
"Jackson Securities, LLC"


Fund
Floirda Municipal Bond Fund
Security
Government Development Bank of Puerto Rico
Advisor
EIMCO
Transaction
 Date
5/18/2006
Cost
"$5,000,000"
Offering Purchase
0.68%
Broker
"Goldman, Sachs & Co"
Underwriting
Syndicate
"Goldman, Sachs & Co"

Fund
Alabama Municipal Bond Fund
Security
City of Huntsville Alabama
Advisor
EIMCO
Transaction
10/6/2005
Cost
"$1,081,380"
Offering Price
1.431%
Broker
"Morgan Keegan & Company, Inc."
Underwriting
Syndicate
"Joe Jolly & Co., Inc."

Fund
Georgia Municipal Bond Fund
Security
Kershaw County Public Schools Foundation
Advisor
EIMCO
Transaction
 Date
6/2/06
Cost
"$1,000,000"
Offering Purchase
0.81%
Broker
Banc of America Securities LLC
Underwriting
Syndicate
Banc of America Securities LLC